                                                                EXHIBITS 10.12.3

                     SECOND AMENDMENT AND LIMITED WAIVER TO
                           LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT dated as of December 9, 1997 (the "Amendment"), is entered into by and among 3DFX INTERACTIVE, INC., a California corporation ("Borrower"), and SILICON VALLEY BANK, ("Bank"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Loan Agreement (defined below).

                                    RECITALS

         A. The Borrower and the Bank have entered into that certain Loan and Security Agreement dated as of August 19, 1996 and amended by that certain Loan Modification Agreement dated as of August 18, 1997 (as so amended, the "Loan Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money.

         B. The Borrower desires that the Bank further amend and waive certain terms under the Loan Agreement upon the terms and conditions more fully set forth herein.

         C. Subject to the representations and warranties of the Borrower herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to so amend the Loan Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. THE BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that, immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.

         SECTION 2.  AMENDMENTS TO THE LOAN AGREEMENT.

                  2.1 Section 1.1 of the Loan Agreement, "Definitions", is hereby amended by replacing certain definitions and adding new definitions of the following terms to read as follows:

                  "'ADVANCE' or 'ADVANCES' means an Advance under the Committed Revolving Line, the Committed Equipment Line-A, or the Committed Equipment Line-B."

                  "'COMMITTED EQUIPMENT LINE-B' means Three Million Dollars ($3,000,000)."


                                       1.

                  "'COMMITTED REVOLVING LINE' means Seven Million Dollars ($7,000,000)."

                           Subparagraph (i) of "ELIGIBLE ACCOUNTS" is hereby
                  deleted and replaced in its entirety as follows: "(I) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, provided however, (i) a thirty-five percent (35%) concentration limit is allowed for Diamond Multimedia, (ii) a thirty-five percent (35%) concentration limit is allowed for any single account debtor during any one month, or (iii) as otherwise approved in writing by Bank;"

                  "'EQUIPMENT LINE-B MATURITY DATE' means December 9, 2001."

                  "'EXCHANGE CONTRACT' has the meaning set forth in SECTION 2.1.3."

                  "'OUTSTANDING BALANCE' means any outstandings, including Letters of Credit and Exchange Contracts, under the Committed Equipment Line-A, the Committed Equipment Line-B, or the Committed Revolving Line."

                           A new subparagraph (c) is hereby added to the
                  definition of Permitted Investments" as follows: "(C) Other investments for the acquisition of assets, intellectual property, or other products complementary to Borrower's business in an aggregate amount not to exceed Five Million Dollars ($5,000,000) during the term of this Agreement."

                  "'REVOLVING MATURITY DATE' means December 8, 1998."

                  2.2 The definitions of "COMMITTED EQUIPMENT LINE" and "EQUIPMENT MATURITY DATE" under Section 1.1 of the Loan Agreement, "Definitions", are hereby deleted and replaced in their entirety to read as follows:

                  "'COMMITTED EQUIPMENT LINE-A' means Two Million Dollars ($2,000,000)."

                  "'EQUIPMENT LINE-A MATURITY DATE' means August 18, 1998."

All references in the Loan Agreement to "Committed Equipment Line" and the "Equipment Maturity Date" shall be replaced with "Committed Equipment Line-A" and "Equipment Line-A Maturity Date", respectively.

                  2.3 Section 2.1, "Advances", is hereby deleted and replaced in its entirety as follows:

                           "2.1 ADVANCES. Subject to and upon the terms and
                  conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever

                                       2.

                  is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (iii) the Foreign Exchange Reserve. For purposes of this Agreement, "BORROWING BASE" shall mean an amount equal to
                  (i) eighty percent (80%) of Eligible Accounts, provided, however, that such Borrowing Base shall only apply when Outstanding Balances under the Committed Revolving Line exceed Two Million Five Hundred Thousand Dollars ($2,500,000). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this SECTION 2.1 may be repaid and reborrowed at any time during the term of this Agreement."

                  2.4 Section 2.1.1(a), "Letters of Credit", is hereby deleted and replaced in its entirety as follows:

                           "(a) Subject to the terms and conditions of this
                  Agreement, Bank agrees to issue or cause to be issued letters of credit for the account of Borrower in an aggregate face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the then outstanding principal balance of the Advances minus (iii) the Foreign Exchange Reserve, provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed Seven Million Dollars ($7,000,000). Each such letter of credit shall have an expiry date no later than ninety (90) days after the Revolving Maturity Date provided that Borrower's letter of credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All such letters of credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and letter of credit agreement."

                  2.5 Section 2.1.2, "Equipment Advances" is hereby re-numbered and renamed to Section 2.1.4, "Equipment Line-A Advances".

                  2.6 A new Section 2.1.3, "Foreign Exchange Contract; Foreign Exchange Settlements", is hereby added in its entirety as follows:

                  "2.1.3 FOREIGN EXCHANGE CONTRACT; FOREIGN EXCHANGE
                  SETTLEMENTS.

                           (a) Subject to the terms of this Agreement, Borrower
                  may enter into foreign exchange contracts (the "Exchange Contracts") not to exceed an aggregate amount of Seven Million Dollars ($7,000,000) (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before December 4, 1998. The amount available under the Committed Revolving Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given

                                       3.

                  day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts.

                           (b) Bank may, in its discretion, terminate the
                  Exchange Contracts at any time (i) that an Event of Default occurs or (ii) that there is no sufficient availability under the Committed Revolving Line and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, and without limitation of any applicable indemnities, Borrower agrees to reimburse Bank for any and all fees, costs and expenses relating thereto or arising in connection therewith.

                           (c) Borrower shall not permit the total gross amount
                  of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than Seven Hundred Thousand Dollars ($700,000) (the "Settlement Limit") nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit. Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit under either of the following circumstances:

                                    (i) if there is sufficient availability
                           under the Committed Revolving Line in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Reserve against the Committed Revolving Line; or

                                    (ii) if there is insufficient availability
                           under the Committed Revolving Line, as to settlements within any two (2) business day period, provided that Bank, in its sole discretion, may: (A) verify good funds overseas prior to crediting Borrower's deposit account with Bank (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Bank prior to delivering foreign currency overseas (in the case of Borrower's purchase of foreign currency).

                           (d) In the case of Borrower's purchase of foreign
                  currency, Borrower in advance shall instruct Bank upon settlement either to treat the settlement amount as an advance under the Committed Revolving Line, or to debit Borrower's account for the amount settled.

                                       4.

                           (e) Borrower shall execute all standard from
                  applications and agreements of Bank in connection with the Exchange Contracts and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Exchange Contracts.

                           (f) Without limiting any of the other terms of this
                  Agreement or any such standard form applications and agreement of Bank, Borrower agrees to indemnify Bank and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Bank's choice), of every nature and description which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby."

                  2.7 A new section 2.1.5, "Equipment Line-B Advances" is hereby added in its entirety as follows:

                  "2.1.5 EQUIPMENT LINE-B ADVANCES.

                           (a) Subject to and upon the terms and conditions of
                  this Agreement, at any time from the date hereof through December 9, 1998 (the "Equipment-B Availability End Date"), Bank agrees to make advances (each an "Equipment-B Advance" and collectively, the "Equipment-B Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line-B. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase Equipment and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software and leaseholds may, however, constitute up to Fifty Percent (50%) of aggregate Equipment Line-B Advances.

                           (b) Interest shall accrue from the date of each
                  Equipment Advance at the rate specified in SECTION 2.3(A), and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal, and all accrued interest, beginning on the Payment Date of each month following the Equipment Availability End Date and ending on the Equipment Line-B Maturity Date. Equipment Advances, once repaid, my not be reborrowed.

                           (c) When Borrower desires to obtain an Equipment
                  Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the

                                       5.

                  day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

                  2.8 Section 2.3.1, "Interest Rate", is hereby deleted and replaced in its entirety as follows:

                  "2.3.1 INTEREST RATE. The interest rate on all Advances shall be applied as follows:

                           (a) Any Advances under the Committed Revolving Line
                  shall bear interest, on the average Daily Balance, at a rate equal to one-quarter of one (0.25) percentage point above the Prime Rate.

                           (b) Any Advances under the Committed Equipment Line-A
                  shall bear interest, on the average Daily Balance, at a rate equal to one and one-half (1.50) percentage points above the Prime Rate.

                           (c) Any Advances under the Committed Equipment Line-B
                  shall bear interest, on the average Daily Balance, at a rate equal to three-quarters of one (0.75) percentage point above the Prime Rate."

                  2.9 Section 2.5.1, "Facility Fee", is hereby deleted and replaced in its entirety as follows:

                           "2.5.1 FACILITY FEE. A Facility Fee equal to Fourteen
                  Thousand Dollars ($14,000) for the Committed Revolving Line and a Facility Fee equal to Six Thousand Dollars ($6,000) for the Committed Equipment Line-B, for a total Facility Fee of Twenty Thousand Dollars ($20,000) which fee shall be due upon execution of this Amendment and shall be fully earned and non-refundable;"

                  2.10 Section 2.7, "Term", is hereby deleted and replaced in its entirety as follows:

                           "TERM. Except as otherwise set forth herein, this
                  Agreement shall become effective on the Closing Date and, subject to SECTION 12.7, shall continue in full force and effect for a term ending on the later of the Revolving Maturity Date, the Equipment Line-A Maturity Date, or the Equipment Line-B Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding."

                                       6.

                  2.11 Section 6.3, "Financial Statements, Reports, Certificates", is hereby deleted and replaced in its entirety as follows:

                           "6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.
                  Borrower shall deliver to Bank: (a) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (b) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (c) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

                           Immediately prior to an Advance under the Committed
                  Revolving Line which would increase the Outstanding Balance in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) under the Committed Revolving Line, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable and accounts payable. When there is an Outstanding Balance in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) under the Committed Revolving Line, within twenty
                  (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable and accounts payable.

                           When there is an Outstanding Balance, Borrower shall
                  deliver to Bank within twenty (20) days after the end of each month a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto. When there is not an Outstanding Balance, Borrower shall deliver to Bank with the Form 10-Q a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto.

                           Bank shall have a right from time to time hereafter
                  to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months."

                  2.12 Section 6.8, "Quick Ratio", is hereby deleted and replaced in its entirety as follows:

                           "6.8 QUICK RATIO. When there is an Outstanding
                  Balance, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0. When there is not an Outstanding Balance, Borrower shall maintain, as of the last day of each calendar quarter, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0"

                                       7.

                  2.13 Section 6.9, "Debt-Net Worth Ratio", is hereby deleted and replaced in its entirety as follows:

                           "6.9 DEBT-NET WORTH RATIO. When there is an
                  Outstanding Balance, Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.0 to 1.0. When there is not an Outstanding Balance, Borrower shall maintain, as of the last day of each calendar quarter, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.0 to 1.0."

                  2.14 Section 6.10, "Tangible Net Worth" is hereby deleted and replaced in its entirety as follows:

                           "6.10 MINIMUM DEBT SERVICE COVERAGE RATIO. Upon the
                  attainment of two consecutive quarters of Minimum Debt Service Coverage of 1.75:1.00, maintenance of a minimum Debt Service Coverage shall be required. Borrower shall maintain, as of the last calendar day of each quarter, a Debt Service Coverage ratio of at least 1.75 to 1.00. "DEBT SERVICE COVERAGE" is defined as (A) (i) earnings after taxes plus (ii) total interest expense plus (iii) non-cash items, divided by (B) (i) total interest expense plus (ii) current maturities of long term debt plus (iii) current maturities of capital leases."

                  2.15 Section 6.11, "Profitability", is hereby deleted and replaced in its entirety as follows:

                           "6.11 PROFITABILITY. Borrower may suffer a loss not
                  to exceed (i) a loss of Two Million Dollars ($2,000,000) for the third quarter of 1997, (ii) a loss of One Million Dollars ($1,000,000) for the fourth quarter of 1997, (iii) a loss of Five Hundred Thousand Dollars ($500,000) for the first quarter of 1998. Borrower shall be profitable for each fiscal quarter beginning the second quarter of 1998. Borrower shall be profitable for each fiscal year beginning the fiscal year 1998."

                  2.16 Section 6.12, "Minimum Liquidity", is hereby deleted and replaced in its entirety as follows:

                           "6.12 MINIMUM LIQUIDITY. When there is an Outstanding
                  Balance under the Committed Equipment Line-A or the Committed Equipment Line-B, Borrower shall maintain, as of the last calendar day of each month, a ratio of (i) Liquid Assets to
                  (ii) the Outstanding Balance under the Committed Equipment Line-A and the Committed Equipment Line-B of not less than
                  1.75 to 1.00. Through the Equipment Availability End Date, when there is not Outstanding Balance under the Committed Equipment Line-A or the Committed Equipment Line-B, Borrower shall maintain, as of the last calendar day of each quarter, a ratio of (i) Liquid Assets to (ii) the Committed Equipment Line-B of not less than 1.75 to 1.00. "LIQUID ASSETS" means unrestricted Cash and Cash Equivalents plus net available

                                       8.

                  under the Committed Revolving Line. Upon the attainment of two consecutive quarters of Debt Service Coverage of at least 1.75 to 1.00, maintenance of a Minimum Liquidity Ratio shall no longer be required."

                  2.16 The Borrower's address set forth in Section 10, "Notices" is hereby deleted and replaced in its entirety as follows:

                  "3Dfx Interactive, Inc.
                   4435 Fortran Drive
                   San Jose, CA 95134
                   Attn: Gary Martin
                   Fax:  408/262-8874"

         SECTION 3. LIMITED WAIVER. Bank hereby gives formal notice that Borrower is in default under Section 7.2, "Change in Business", under the Loan Agreement due to Borrower's relocation to 4435 Fortran Drive, San Jose, CA 95134.

         Bank hereby waives Borrower's breach of Section 7.2 for the relocation to 4435 Fortran Drive, San Jose, CA 95134, only. Any further breach of this section or any other section is not waived.

         SECTION 4. LIMITATION. The amendments and waivers set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification or waiver of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

         SECTION 5.  EFFECTIVENESS.

                  5.1 This Amendment shall become effective upon the last to occur of:

                           (A) The execution and delivery of a copy hereof by
the Borrower to the Bank;

                           (B) The execution and delivery of a copy of the
Corporate Borrowing Resolution; and

                           (C) The payment of the Facility Fees due under
Section 2.5.1 of the Loan Agreement.

                                       9.

         SECTION 6. RELEASE AND WAIVER. BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

         SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

                                       10.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                                    3DFX INTERACTIVE, INC.


                                            By: /s/ Gary Martin
                                               ---------------------------------
                                            Printed Name: Gary Martin
                                                         -----------------------
                                            Title: VP Finance
                                                  ------------------------------

BANK                                        SILICON VALLEY BANK


                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------

                                       11.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION                     DATE:
FAX#: (408) 432-3249                                    TIME:


   FROM:

                             CLIENT NAME (BORROWER)

   REQUESTED BY:

                            AUTHORIZED SIGNER'S NAME

   AUTHORIZED SIGNATURE:


   PHONE NUMBER:


   FROM ACCOUNT # ______________________ TO ACCOUNT #


   REQUESTED TRANSACTION TYPE                        REQUEST DOLLAR AMOUNT
   --------------------------                        ---------------------

   PRINCIPAL INCREASE (ADVANCE)                        $_______________

   PRINCIPAL PAYMENT (ONLY)                            $_______________

   INTEREST PAYMENT (ONLY)                             $_______________

   PRINCIPAL AND INTEREST (PAYMENT)                    $_______________


   OTHER INSTRUCTIONS:


         All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


                                                        Phone #
-----------------------------------------                      -----------------
          Authorized Requester

                                                        Phone #
-----------------------------------------                      -----------------
          Received By (Bank)

                           ---------------------------------------------
                           Authorized Signature (Bank)

                                       1.

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE*

Borrower:                  3Dfx Interactive, Inc.
Bank:                      Silicon Valley Bank
Commitment Amount:         $7,000,000
-------------------------------------------------------------------------------
*To be utilized when the Outstanding Balance under the Committed Revolving Line exceeds $2,500,000.

ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of              $
         2.       Additions (please explain on reverse)             $
         3.       TOTAL ACCOUNTS RECEIVABLE                         $

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                          $
         5.       Balance of 50% over 90 day accounts               $
         6.       Concentration Limits                              $
         7.       Foreign Accounts                                  $
         8.       Governmental Accounts                             $
         9.       Contra Accounts                                   $
         10.      Promotion or Demo Accounts                        $
         11.      Intercompany/Employee Accounts                    $
         12.      Other (please explain on reverse)                 $
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS              $
         14.      Eligible Accounts (#3 minus #13)                  $
         15.      LOAN VALUE OF ACCOUNTS (80% of #14)               $

BALANCES
         16.      Maximum Loan Amount                               $7,000,000
         17.      Total Funds Available Lesser of #16 or #15        $
         18.      Present balance owing on Line of Credit           $
         19.      Outstanding under Sublimits ( )                   $
         20.      RESERVE POSITION (#17 minus #18 and #19)          $

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.


COMMENTS:

---------------------------------

By:
   ------------------------------
         Authorized Signer


    BANK USE ONLY

 Rec'd By:
          -------------
          Auth. Signer
 Date:
      -----------------
 Verified:
          -------------
          Auth. Signer
Date:
     ------------------

                                       1.

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    3DFX INTERACTIVE, INC.

         The undersigned authorized officer of 3Dfx Interactive, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

         REPORTING COVENANT     REQUIRED                                  COMPLIES
         ------------------     --------                                  --------
         10Q and 10K            Within 5 days after filing with the SEC   Yes   No
         A/R & A/P Agings       Monthly within 20 days*                   Yes   No
         A/R Audit              Initial and Annual                        Yes   No

         *Due prior to any Advances under the Committed Revolving Line of $2,500,000 or greater. Due monthly when there is an Outstanding Balance under the Committed Revolving Line in excess of $2,500,000.

         FINANCIAL COVENANT                    REQUIRED       ACTUAL         COMPLIES
         ------------------                    --------       ------         --------
         Maintain on a Monthly Basis**:
         Minimum Quick Ratio                   2.0:1.0       ______:1.0      Yes   No
         Maximum Debt/Tangible Net Worth       1.0:1.0       ______:1.0      Yes   No
         Liquidity***                          1.75:1.00     ______:1.0      Yes   No

         Maintain on a Quarterly Basis
         Debt Service Coverage****             1.75:1.00     _____:1.0       Yes   No
         Profitability: Maximum Loss 3Q97      ($2,000,000)  $______         Yes   No
                        Maximum Loss 4Q97      ($1,000,000)  $______         Yes   No
                        Maximum Loss 1Q98      ($  500,000)  $______         Yes   No
                        Quarterly, begin 2Q98  Profitable    $______         Yes   No
                        Annually, begin FY98   Profitable    $______         Yes   No

         **Maintain on a monthly basis when there is an Outstanding Balance. When there is not an Outstanding Balance, maintain on a quarterly basis.

                                       2.

         ***Upon the attainment of two consecutive quarters of Debt Service Coverage of at least 1.75:1.00, Minimum Liquidity shall no longer be measured. When there is an Outstanding Balance under the Committed Equipment Line-A or the Committed Equipment Line-B, measurement of this ratio shall be (i) Liquid Assets divided by (ii) the Outstanding Balance under the Committed Equipment Line-A and the Committed Equipment Line-B. through the Equipment Availability End Date, when there is not an Outstanding Balance under the Committed Equipment Line-A or the Committed Equipment Line-B, measurement of this ratio shall be (i) Liquid Assets divided by (ii) the Committed Equipment Line-B. "Liquid Assets" means unrestricted Cash and Cash Equivalents plus net available under the Committed Revolving Line.

         ****Upon the attainment of two consecutive quarters of Debt Service Coverage of at least 1.75:1.00, the Debt Service Coverage covenant shall replace the Minimum Liquidity covenant. "DEBT SERVICE COVERAGE" is defined as (A) (i) earnings after taxes plus (ii) total interest expense plus (iii) non-cash items, divided by (B) (i) total interest expense plus (ii) current maturities of long term debt plus (iii) current maturities of capital leases.


Comments Regarding Exceptions:  See Attached.

Sincerely,


--------------------------
SIGNATURE

TITLE
     ---------------------
DATE
    ----------------------



                                 BANK USE ONLY

Received by:
            -------------------------------------------------------------
             AUTHORIZED SIGNER

Date:
     --------------------------------------------------------------------
Verified:
         ----------------------------------------------------------------
             AUTHORIZED SIGNER

Date:
     --------------------------------------------------------------------

Compliance Status:                                             Yes     No

                                       3.

                         CORPORATE BORROWING RESOLUTION

Borrower:    3Dfx Interactive, Inc.        Bank:   Silicon Valley Bank
             4435 Fortran Drive                    3003 Tasman Drive
             San Jose, CA 95134                    Santa Clara, CA 95054

         I, the undersigned Secretary or Assistant Secretary of 3Dfx Interactive, Inc. ("Borrower"), hereby certify that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

         I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

         BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

NAMES                       POSITIONS                  ACTUAL SIGNATURES
-----                       ---------                  -----------------
L. Gregory Ballard          Chief Executive Officer    ________________________

Gary P. Martin              VP Administration and      ________________________

                            Chief Financial Officer

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

         EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

         GRANT SECURITY. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in

                                       1.

which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

         FOREIGN EXCHANGE CONTRACTS. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the persons named above are principal officers of the Borrower and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Borrower; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on December 9, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.


CERTIFIED TO AND ATTESTED BY:

X /s/ Gary Martin
-------------------------------------------
   *Secretary or Assistant Secretary

X
-------------------------------------------

*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                                       2.

                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
------------------------------------------------------------------------------------------------------------------------------------
FILE NO. OF ORIG. FINANCING STATEMENT     1A. DATE OF FILING OF ORIG. FINANCING STATEMENT     1B. DATE OF ORIG. FINANCING STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (LAST NAME FIRST)
    3Dfx Interactive, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                               2C. CITY, STATE
    415 Clyde Avenue, Suite 105                                                                   Mountain View, CA
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)

------------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                               3C. CITY, STATE

------------------------------------------------------------------------------------------------------------------------------------
SECURED PARTY
      NAME      SILICON VALLEY BANK

      MAILING ADDRESS
      3003 TASMAN DRIVE
      CITY  SANTA CLARA                                  STATE   CA                   ZIP CODE   95054
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (IF ANY)
      NAME

      MAILING ADDRESS

      CITY                                               STATE                         ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
1C. PLACE OF FILING ORIG. FINANCING STATEMENT
             Secretary of State
---------------------------------------------
2A. SOCIAL SECURITY NO./FEDERAL TAX NO.

---------------------------------------------
      2D. ZIP CODE
                 94043
---------------------------------------------
3A SOCIAL SECURITY NO. FEDERAL TAX NO.

---------------------------------------------
     3D. ZIP CODE

---------------------------------------------
4A. SOCIAL SECURITY NO., FEDERALL TAX NO. OR
    BANK TRANSIT AND A.B.A. NO.


---------------------------------------------
5A. SOCIAL SECURITY NO., FEDERALL TAX NO. OR
    BANK TRANSIT AND A.B.A. NO.


---------------------------------------------


A   [ ]        CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
               ---------------------------------------------------------------------------------------------------------------------
B   [ ]        RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
               Party releases the collateral decribed in item 7 below.
               ---------------------------------------------------------------------------------------------------------------------
C   [ ]        ASSISNGMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
               Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
               ---------------------------------------------------------------------------------------------------------------------
D   [ ]        TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the financing Statement bearing the file number shown above.
               ---------------------------------------------------------------------------------------------------------------------
E   [X]        AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments.)
               ---------------------------------------------------------------------------------------------------------------------
F   [ ]        OTHER

------------------------------------------------------------------------------------------------------------------------------------
This serves to amend the address of Debtor shown in line 2B. The new address is 4435 Fortran Drive, San Jose, CA 95134.



------------------------------------------------------------------------------------------------------------------------------------

                                                      (Date)                19                  9. This Space for Use of Filing
            3Dfx Interactive, Inc.                                                                 Officer
            By: /s/ Gary Martin  VP Finance                                                       (Date, Time, Filing Office)
            Silicon Valley Bank
            By:
              ---------------------------------------------------------------------------
                   SIGNATURE(S) OF SECURED PARTY(ES)                    (TITLE)
---------------------------------------------------------------------------------------------
                                    Return Copy to

                      Siliconn Valley Bank
                      Attn: Loan Services
                      30003 Tasman Drive
                      Santa Clara, CA 95054

---------------------------------------------------------------------------------------------